Fees Summary	Jan. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	618.69
Total Transaction Valuation	4,041,093.60
Total Offset Amount	0.00
Net Fee	$ 618.69